Exhibit 10.1

EXECUTION

AMPHENOL CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of November 6, 2003 and entered into by and among AMPHENOL CORPORATION, a Delaware corporation (“Company”), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a “Lender” and collectively as “Lenders”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent for Lenders (in such capacity, “Administrative Agent”), and solely for purpose of Section 2 hereof, the Credit Support Parties (as defined in Section 2 hereof), and is made with reference to that certain Credit Agreement, dated as of May 6, 2003, by and among Company, Lenders and Administrative Agent (the “Credit Agreement”).  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, Company desires to amend the Credit Agreement on, and subject to, the terms, conditions and agreements set forth herein, to create a new class of Tranche B1 Term Loans (the “Tranche B1 Term Loans”) having identical terms with, having the same rights and obligations under the Loan Documents as, and in the same aggregate principal amount as, the outstanding Tranche B Term Loans, as set forth in the Loan Documents, except as such terms are amended hereby;

WHEREAS, on the First Amendment Effective Date (as hereinafter defined), the outstanding Tranche B Term Loans will be converted into, or repaid in full with the proceeds of, the Tranche B1 Term Loans;

WHEREAS, (a) each Lender having a Tranche B1 Term Loan Commitment (as hereinafter defined) in excess of its outstanding Tranche B Term Loans on the First Amendment Effective Date (each such Lender an “Increasing Lender”) shall make Tranche B1 Term Loans to Company on the First Amendment Effective Date in the amount of the excess of such Tranche B1 Term Loan Commitment over such Increasing Lender’s Tranche B Term Loans, and (b) each new Lender having a Tranche B1 Term Loan Commitment (each a “New Tranche B1 Term Loan Lender”) which executes and delivers this Amendment shall make Tranche B1 Term Loans to Company on the First Amendment Effective Date in an amount equal to such New Tranche B1 Term Loan Lender’s Tranche B1 Term Loan Commitment, the proceeds of which shall be used by Company to repay the outstanding principal amount of Tranche B Term Loans of existing Lenders that do not execute and deliver this Amendment (the “Exiting Lenders”);

WHEREAS, each Lender having Tranche B Term Loans outstanding as of the date hereof and who executes and delivers this Amendment shall be deemed, upon the First Amendment Effective Date, to have converted its Tranche B Term Loans into Tranche B1 Term Loans in the same aggregate principal amount as such Lender’s Tranche B1 Term Loan

Commitment (less, in the case of any Increasing Lender, the amount of Tranche B1 Term Loans made to repay Exiting Lenders’ Tranche B Term Loans); and

WHEREAS, Company shall pay to each Lender having Tranche B Term Loans outstanding as of the First Amendment Effective Date all accrued and unpaid interest on such Tranche B Term Loans on the First Amendment Effective Date;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1                               Amendments to Subsection 1.1: Certain Defined Terms.

Subsection 1.1 of the Credit Agreement is hereby amended by (i) deleting each of the definitions of “Consolidated Total Debt”, “Delayed Draw Term B Loans”, “Delayed Draw Term B Loan Commitment”, “Delayed Draw Term B Loan Commitment Termination Date” and “Delayed Draw Term B Loan Period”, contained therein and (ii) adding to such subsection the following definitions which shall be inserted in proper alphabetical order:

“Applicable Tranche B1 Base Rate Margin” means with respect to any date of determination, a rate per annum equal to 1.00%.

“Applicable Tranche B1 LIBOR Margin” means with respect to any date of determination, a rate per annum equal to 2.00%.

“Consolidated Total Debt” means, without duplication, as at any date of determination, (a) the aggregate stated balance sheet amount of all Indebtedness of Company and its Subsidiaries under clauses (i), (ii) and (iii) of the definition of “Indebtedness” (but only to the extent, in the case of said clause (iii), of any drawings honored under letters of credit and not yet reimbursed by Company or any of its Subsidiaries), as determined on a consolidated basis in accordance with GAAP plus (b) the Accounts Receivable Facility Amount.”

“First Amendment” means that certain First Amendment to this Agreement dated as of November 6, 2003.

“First Amendment Effective Date” has the meaning assigned to that term in the First Amendment.

“Tranche B1 Lender” means a Lender that has Tranche B1 Term Loan Exposure.

“Tranche B1 Term Loan Commitment” means the commitment of a Lender to make (and/or convert from Tranche B Term Loans) on the First Amendment Effective Date Tranche B1 Term Loans pursuant to subsections 2.1A(ii) and “Tranche B1 Term Loan Commitments” means such commitments of all Lenders in the aggregate.

“Tranche B1 Term Loan Exposure” means, with respect to any Lender as of any date of determination, the outstanding principal amount of the Tranche B1 Term Loan of that Lender.

“Tranche B1 Term Loans” means the Loans made as Tranche B1 Term Loans (and/or converted into Tranche B1 Term Loans from Tranche B Term Loans) on the First Amendment Effective Date by Lenders to Company pursuant to subsection 2.1A(ii).

“Tranche B1 Term Notes” means any promissory notes of Company issued pursuant to subsection 2.1E to evidence the Tranche B1 Term Loans of any Lenders, substantially in the form of Exhibit V annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

1.2                               Amendments to Subsection 2.1: Commitments; Making of Loans; the Register; Notes.

A.            Subsection 2.1A of the Credit Agreement is hereby amended by deleting the first sentence contained therein in its entirety and substituting the following therefor:

“Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, each Lender hereby severally agrees to make the Loans described in subsections 2.1A(ii) and 2.1A(iii) and Swing Line Lender hereby agrees to make the Swing Line Loans as described in subsection 2.1A(iv).”.

B.            Subsection 2.1A of the Credit Agreement is hereby further amended by deleting clause (i) thereof in its entirety and substituting the following therefor:

“(i) Tranche A Term Loans.  On the First Amendment Effective Date, each Lender that has a Tranche A Term Loan Commitment shall have an outstanding Tranche A Term Loan in an amount equal to its Pro Rata Share of the aggregate amount of the Tranche A Term Loan Commitments.  The amount of each Lender’s Tranche A Term Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Tranche A Term Loan Commitments on the First Amendment Effective Date is $120,000,000; provided that the Tranche A Term Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Tranche A Term Loan Commitments pursuant to subsection 10.1B.  Amounts borrowed under this subsection 2.1A(i) and subsequently repaid or prepaid may not be reborrowed.”.

C.            Subsection 2.1A of the Credit Agreement is hereby further amended by deleting clause (ii) thereof in its entirety and substituting the following therefor:

“(ii) Tranche B1 Term Loans.   Each Lender that has a Tranche B1 Term Loan Commitment severally agrees (a) to convert on the First Amendment Effective Date each “Tranche B Term Loan” made by such Lender under (and as defined in) this Agreement and outstanding immediately prior to giving effect to the First Amendment to a Tranche B1 Term Loan hereunder (and Company hereby agrees to such conversion) and (b) to make to Company on the First Amendment Effective Date Tranche B1 Term Loans hereunder in an amount equal to the excess (if any) of such Lender’s Tranche B1 Term Loan Commitment over such Lender’s Tranche B Term Loans (if any) being converted on the First Amendment Effective Date to Tranche B1 Term Loans, so that, after giving effect to the conversion of such Tranche B Term Loans into Tranche B1 Term Loans pursuant to clause (a) above and the making of all such Tranche B1 Term Loans pursuant to clause (b) above, each Lender that has a Tranche B1 Term Loan Commitment will have made or deemed made, as the case may be, a Tranche B1 Term Loan to Company in an amount equal to its Pro Rata Share of the aggregate amount of the Tranche B1 Term Loan Commitments, to be used for the purposes identified in subsection 2.5A.  The amount of each Lender’s Tranche B1 Term Loan Commitment is set forth on its signature page hereto and the aggregate amount of the Tranche B1 Term Loan Commitments is $413,000,000.  Each Tranche B1 Term Loan shall be deemed to have the same Interest Period as the Tranche B Term Loan it replaces, and no making of or conversion into a Tranche B1 Term Loan hereunder shall result in the commencement of a new Interest Period.  Amounts borrowed (or converted) under this subsection 2.1A(ii) and subsequently repaid and prepaid may not be reborrowed.”.

D.            Subsection 2.1B of the Credit Agreement is hereby amended by deleting the second proviso contained in the first paragraph therein.

1.3                               Amendments to Subsection 2.2: Interest on the Loans.

Subsection 2.2D of the Credit Agreement is hereby amended by deleting the first proviso contained in the second paragraph therein.

1.4                               Amendment to Subsection 2.3: Fees.

Subsection 2.3B of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following therefor:

“B.  [Reserved].”.

1.5                               Amendment to Subsection 2.4: Repayments, Prepayments and Reductions in Revolving Loan Commitments; General Provisions Regarding Payments; Application of Proceeds of Collateral and Payments Under the Guaranties.

Subsection 2.4A of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following therefor:

“A.  Scheduled Payments of Term Loans.

(i)                                     Scheduled Payments of Tranche A Term Loans.  Company shall make principal payments on the Tranche A Term Loans in installments on the dates and in the amounts set forth below:

Date	Scheduled Repayment
December 31, 2004	$7,500,000
June 30, 2005	$7,500,000
December 31, 2005	$12,500,000
June 30, 2006	$12,500,000
December 31, 2006	$17,500,000
June 30, 2007	$17,500,000
December 31, 2007	$22,500,000
May 6, 2008	$22,500,000
Total:	$120,000,000

; provided that the scheduled installments of principal of the Tranche A Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche A Term Loans in accordance with subsection 2.4B(iv); and provided, further that the Tranche A Term Loans and all other amounts owed hereunder with respect to the Tranche A Term Loans shall be paid in full no later than the fifth anniversary of the Closing Date, and the final installment payable by Company in respect of the Tranche A Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Tranche A Term Loans.

(ii)                                  Scheduled Payments of Tranche B1 Term Loans.  The Tranche B1 Term Loans and all other amounts owed hereunder with respect to the Tranche B1 Term Loans shall be paid in full no later than May 6, 2010.”.

1.6                               Amendment to Subsection 2.5: Use of Proceeds.

A.            Subsection 2.5 of the Credit Agreement is hereby amended by deleting subsection 2.5A in its entirety and substituting the following therefor:

“A.                              Tranche B1 Term Loans.  The proceeds of the Tranche B1 Term Loans shall be applied by Company to repay in full the principal amount of all “Tranche B Term Loans” under this Agreement outstanding immediately prior to giving effect to the First Amendment which are not converted into Tranche B1 Term Loans pursuant to the terms of this Agreement as amended by the First Amendment.”.

B.            Subsection 2.5 of the Credit Agreement is hereby further amended by deleting subsection 2.5C in its entirety.

1.7                               Amendment to Subsection 2.6:  Special Provisions Governing LIBOR Loans.

Subsection 2.6 of the Credit Agreement is hereby amended by inserting the following text at the end of subsection 2.6D:

“; provided that no amounts shall be payable under this Subsection 2.6D as a result of (i) the making of, or conversion of Tranche B Term Loans into, Tranche B1 Term Loans or (ii) the prepayment or repayment of any Tranche B Term Loans, in each case pursuant to the terms of First Amendment.”.

1.8                               Amendment to Subsection 7.5: Restricted Junior Payments.

Subsection 7.5 of the Credit Agreement is hereby amended by deleting clause (i) from the first proviso contained therein and substituting the following therefor:

“(i) Company may redeem the Existing Subordinated Notes and”.

1.9                               References to Tranche B Term Loans and Related Terms.

As of the First Amendment Effective Date, and immediately after the prepayment of all Tranche B Term Loans in accordance with the terms of the Credit Agreement as amended hereby, (i) the definitions of “Applicable Tranche B Base Rate Margin”, “Applicable Tranche B LIBOR Margin”, “Tranche B Lender”, “Tranche B Term Loan Commitment(s)”, “Tranche B Term Loan Exposure”, “Tranche B Term Loans” and “Tranche B Term Notes” shall be deleted and (ii) all references to “Applicable Tranche B Base Rate Margin”, “Applicable Tranche B LIBOR Margin”, “Tranche B Lender”,  “Tranche B Term Loan Commitment(s)”, “Tranche B Term Loan Exposure”, “Tranche B Term Loans” and “Tranche B Term Notes” contained in the Credit Agreement (and the other Loan Documents) shall be deemed to be references to the “Applicable Tranche B1 Base Rate Margin”, “Applicable Tranche B1 LIBOR Margin”, “Tranche B1 Lender”, “Tranche B1 Term Loan Commitment(s)”, “Tranche B1 Term Loan Exposure”, “Tranche B1 Term Loans” and “Tranche B1 Term Notes”, respectively, in each case except as such references apply to Tranche B Term Loans being converted into or being repaid out of the proceeds of the Tranche B1 Term Loans on the First Amendment Effective Date.

1.10                        Substitution of Exhibits and Schedules.

A.            Exhibit I to the Credit Agreement is hereby amended by deleting said Exhibit I in its entirety and substituting in place thereof a new Exhibit I in the form of Annex A to this Amendment.

B.            Exhibit V to the Credit Agreement is hereby amended by deleting said Exhibit V in its entirety and substituting in place thereof a new Exhibit V in the form of Annex B to this Amendment.

C.            Schedule 2.1 to the Credit Agreement is hereby amended by deleting said Schedule 2.1 in its entirety and substituting in place thereof a new Schedule 2.1 in the form of Annex C to this Amendment.

Section 2.          ACKNOWLEDGEMENT AND CONSENT

Each of Company and each Subsidiary Guarantor (each individually a “Credit Support Party” and collectively, the “Credit Support Parties”) has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Credit Support Party under each of the Loan Documents to which such Credit Support Party is a party shall not be impaired and each of the Loan Documents to which such Credit Support Party is a party is, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

Each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

Section 3. CONDITIONS TO EFFECTIVENESS

Section 1 of this Amendment shall become effective only upon the satisfaction of all of the conditions precedent (the date of satisfaction of all such conditions precedent being referred to herein as the “First Amendment Effective Date”) set forth in this Section 3.

A.            Corporate Documents.  On or before the First Amendment Effective Date, Company shall and shall cause each other Credit Support Party to deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel), with respect to Company or such other Credit Party, as the case may be, a Secretary’s Certificate, in form and substance reasonably satisfactory to Administrative Agent and dated the First Amendment Effective Date, certifying that (1) the Organizational Documents of Company, (2) the resolutions of the Board of Directors of Company and each other Credit Support Party and (3) the signature and incumbency certificate of Company and each other Credit Support Party, in each case, as delivered to Administrative Agent on the Closing Date, are in full force and effect and have not been amended or modified in any respect since the Closing Date.

B.            Amendment.  Administrative Agent shall have received from (i) the Requisite Lenders, (ii) Increasing Lenders and/or New Tranche B1 Term Loan Lenders providing Tranche B1 Term Loan Commitments in an amount sufficient to repay all of the outstanding principal amount (as of the First Amendment Effective Date) of the Tranche B Term Loans owed to the Exiting Lenders, and (iii) Company and the other Credit Support Parties, (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

C.            Opinion of Counsel.  On or before the First Amendment Effective Date, Company shall have delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) originally executed copies of one or more favorable written opinions of (i) Edward G. Wetmore, general counsel for Company and (ii) Simpson Thacher & Bartlett, special counsel for the Company, in each case in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the First Amendment Effective Date, with respect to the enforceability of this Amendment and the Tranche B1 Term Notes (this Amendment constituting a written request by Company to such counsel to deliver such opinions to Lenders).

D.            Notice of Borrowing. Administrative Agent shall have received a Notice of Borrowing meeting the requirements of subsection 2.1B of the Credit Agreement.  Such Notice of Borrowing shall be deemed (i) to the extent of any conversion of Tranche B Term Loans to Tranche B1 Term Loans, to request such conversion, and (ii) to the extent of the aggregate principal amount of any Exiting Lenders’ Tranche B Term Loans, to request the funding of Tranche B1 Term Loans from any Increasing Lender and/or any New Tranche B1 Lenders in accordance with subsection 2.1A(ii), and to direct the voluntary prepayment of all Exiting Lenders’ Tranche B Term Loans in accordance with subsection 2.4B(iv) of the Credit Agreement.

E.              Interest Payments.  Company shall have paid to all Lenders having Tranche B Term Loans, simultaneously with the making of the Tranche B1 Term Loans hereunder, all accrued and unpaid interest on their Tranche B Term Loans to the First Amendment Effective Date.

F.              Fees.  Administrative Agent shall have received any fees separately agreed upon between Company and Administrative Agent.

Section 4. REPRESENTATIONS AND WARRANTIES

In order to induce Lenders and Administrative Agent to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to Administrative Agent and each Lender that the following statements are true, correct and complete:

A.                                    Authorization; Binding Obligations.  Company has all requisite corporate power and authority to enter into this Amendment.  The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action by Company.  This Amendment has been duly executed and delivered by Company and is the legally valid and binding obligation of Company, enforceable against Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally and by equitable principles relating to enforceability.

B.                                    No Conflict.  The execution and delivery by Company of this Amendment do not and will not (i) violate any provision of any material law or any material governmental rule or regulation applicable to Company, the Organizational Documents of Company or any order, judgment or decree of any court or other agency of government binding on Company,

(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company, (iii) result in or require the creation or imposition of any Lien under any such Contractual Obligation upon any of the properties or assets of Company (other than any Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of Lenders or PBGC).

C.                                    Governmental Consents.  The execution and delivery by Company of this Amendment do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body except any thereof that have been obtained and are in full force and effect.

D.                                    Incorporation of Representations.  Each representation and warranty of Company contained in each of the Loan Documents is true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of the First Amendment Effective Date except to the extent such representations and warranties relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date.

E.                                      Absence of Default.  No event has occurred and is continuing or would result from the execution, delivery or performance of this Amendment that constitutes or would constitute an Event of Default or a Potential Event of Default after giving effect to this Amendment.

Section 5. MISCELLANEOUS

A.                                    Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)                                     On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(ii)                                  Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)                               The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent, or any Lender under, the Credit Agreement or any of the other Loan Documents.

B.                                    Obligations of New Tranche B1 Term Loan Lenders.  Company and each New Tranche B1 Term Loan Lender hereby agrees that, upon the effectiveness of this Amendment, such New Tranche B1 Term Loan Lender shall be a party to the Credit Agreement and shall have all of the rights and obligations under the Loan Documents, and shall be deemed to have made all of the covenants and agreements contained in the Loan Documents, arising out of or otherwise related to the Tranche B1 Term Loans.

C.                                    Fees and Expenses.  Loan Parties acknowledge that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Loan Parties.

D.                                    Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

E.                                      Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

F.                                      Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:

AMPHENOL CORPORATION

	By:	/s/ Diana G. Reardon
		Name:	Diana G. Reardon
		Title:	Treasurer

CREDIT SUPPORT PARTIES:
(for purposes of Section 2)	ADVANCED CIRCUIT TECHNOLOGY, INC.

	By:	/s/ Diana G. Reardon
		Name:	Diana G. Reardon
		Title:	Treasurer

AMPHENOL AEROSPACE FRANCE, INC.

	By:	/s/ Diana G. Reardon
		Name:	Diana G. Reardon
		Title:	Treasurer

AMPHENOL CONNEX CORPORATION

	By:	/s/ Diana G. Reardon
		Name:	Diana G. Reardon
		Title:	Treasurer

AMPHENOL COMMERCIAL & INDUSTRIAL FRANCE, L.L.C.

By:	/s/ Diana G. Reardon
	Name:	Diana G. Reardon
	Title:	Treasurer

AMPHENOL INTERCONNECT PRODUCTS CORPORATION

By:	/s/ Edward G. Jepsen
	Name:	Edward G. Jepsen
	Title:	EVP & CFO

AMPHENOL INTERNATIONAL LTD.

By:	/s/ Edward G. Jepsen
	Name:	Edward G. Jepsen
	Title:	EVP & CFO

AMPHENOL OPTIMIZE MANUFACTURING CO.

By:	/s/ Edward G. Jepsen
	Name:	Edward G. Jepsen
	Title:	EVP & CFO

AMPHENOL T&M ANTENNAS, INC.

By:	/s/ Edward G. Jepsen
	Name:	Edward G. Jepsen
	Title:	EVP & CFO

AMPHENOL USHOLDCO INC.

By:	/s/ Edward G. Jepsen
	Name:	Edward G. Jepsen
	Title:	EVP & CFO

SINE SYSTEMS CORPORATION

By:	/s/ Diana G. Reardon
	Name:	Diana G. Reardon
	Title:	Treasurer

TIMES FIBER COMMUNICATIONS, INC.

By:	/s/ Diana G. Reardon
	Name:	Diana G. Reardon
	Title:	Treasurer

TIMES WIRE & CABLE COMPANY

By:	/s/ Diana G. Reardon
	Name:	Diana G. Reardon
	Title:	Treasurer

AMPHENOL PCD, INC.

By:	/s/ Diana G. Reardon
	Name:	Diana G. Reardon
	Title:	Treasurer

KONNEKTECH, LTD.

By:	/s/ Diana G. Reardon
	Name:	Diana G. Reardon
	Title:	Treasurer

LENDERS:

DEUTSCHE BANK TRUST COMPANY AMERICAS, individually and as Administrative Agent

	By:	/s/ Marguerite Sutton
		Name:	Marguerite Sutton
		Title:	Vice President

Annex A

(See Attached)

A-1

EXHIBIT I

[**FORM OF**]

NOTICE OF BORROWING

Pursuant to that certain Credit Agreement dated as of May 6, 2003 (said Credit Agreement, as amended by that certain First Amendment to Credit Amendment dated as of the date hereof and as it may be further amended, supplemented, restated, replaced, or otherwise modified from time to time, being the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Amphenol Corporation, a Delaware corporation (“Company”), the financial institutions party thereto as Lenders (“Lenders”), Fleet National Bank and Royal Bank of Canada, as Co-Documentation Agents, UBS Warburg LLC, as Syndication Agent, and Deutsche Bank Trust Company Americas, as Administrative Agent for Lenders (“Administrative Agent”) and Collateral Agent for Lenders, this represents Company’s request to borrow as follows:

1.	Date of borrowing:	,

2.	Amount of borrowing:	$

3.	Lender(s):	☐ a.	Lenders, in accordance with their applicable Pro Rata Shares

		☐ b.	Swing Line Lender

4.	Type of Loans:	☐ b.	Tranche B1 Term Loans

		☐ d.	Revolving Loans

		☐ e.	Swing Line Loan

5.	Interest rate option:	☐ a.	Base Rate Loan(s)

		☐ b.	LIBOR Loans with an initial Interest Period of month(s)

6.	Company’s account:	Name of Bank:
ABA Number:
Name of A/C:
Account Number:

The proceeds of such Loans are to be deposited in Company’s account at Administrative Agent.

The undersigned officer, to the best of his or her knowledge, and Company certify that:

(i)                                     The representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically

I-1

 relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date; and

(ii)                                  No event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Potential Event of Default.

DATED:	AMPHENOL CORPORATION

By:
Name:
Title:

I-2

Annex B

(See Attached)

B-1

EXHIBIT V

[**FORM OF**] TRANCHE B1 TERM NOTE

AMPHENOL CORPORATION

PROMISSORY NOTE DUE MAY 6, 2010

$ (1)	New York, New York
November 6, 2003

FOR VALUE RECEIVED, AMPHENOL CORPORATION, a Delaware corporation (“Company”), promises to pay to                     (2) (“Payee”) or its registered assigns the principal amount of                             (3) ($[**1**]) in the installments referred to below.

Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated as of May 6, 2003 (said Credit Agreement, as amended by that certain First Amendment to Credit Agreement dated as of the date hereof and as it may further be amended, supplemented, restated, replaced, or otherwise modified from time to time, being the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined) by and among Company, the financial institutions party thereto as Lenders (“Lenders”), Fleet National Bank and Royal Bank of Canada, as Co-Documentation Agents, UBS Warburg LLC, as Syndication Agent, and Deutsche Bank Trust Company Americas, as Administrative Agent for Lenders (“Administrative Agent”) and Collateral Agent for Lenders.

This Note is one of Company’s “Tranche B1 Term Notes” in the aggregate principal amount of $413,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Tranche B1 Term Loan evidenced hereby was made and is to be repaid.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.  Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii) of the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loan evidenced hereby.  Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall

(1)           Insert amount of Lender’s Tranche B1 Term Loan in numbers.

(2)           Insert Lender’s name in capital letters.

(3)           Insert amount of Lender’s Tranche B1 Term Loan in words.

not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection 2.4B(i) of the Credit Agreement.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.15 of the Credit Agreement.

Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

AMPHENOL CORPORATION

By:
Name:
Title:

Annex C

(See Attached)

C-1

Schedule 2.1

LENDERS	REVOLVING LOAN COMMITMENT	%	TRANCHE A TERM LOAN COMMITMENT	%	TOTAL	%

BK AMER	$2,500,000.00	2.00%	$2,400,000.00	2.00%	$4,900,000.00	2.000%
BK NY	$7,500,000.00	6.00%	$7,200,000.00	6.00%	$14,700,000.00	6.000%
CHEVY CHASE	$5,000,000.00	4.00%	$4,800,000.00	4.00%	$9,800,000.00	4.000%
DB TRUST AMERICAS	$15,450,000.00	12.36%	$9,168,000.00	7.64%	$24,618,000.00	10.048%
FIRSTRUST	$3,000,000.00	2.40%	$2,880,000.00	2.40%	$5,880,000.00	2.400%
JP MORGAN CHASE	$5,000,000.00	4.00%	$4,800,000.00	4.00%	$9,800,000.00	4.000%
NATL CITY BK CLEVELAND	$6,250,000.00	5.00%	$6,000,000.00	5.00%	$12,250,000.00	5.000%
NORINCHUKIN	$7,500,000.00	6.00%	$7,200,000.00	6.00%	$14,700,000.00	6.000%
PIMCO - DELANO	$0.00	0.00%	$4,992,000.00	4.16%	$4,992,000.00	2.038%
PIMCO - ROYALTON CO	$0.00	0.00%	$3,840,000.00	3.20%	$3,840,000.00	1.567%
ROYAL BK CAN	$15,450,000.00	12.36%	$14,832,000.00	12.36%	$30,282,000.00	12.360%
RZB	$2,500,000.00	2.00%	$2,400,000.00	2.00%	$4,900,000.00	2.000%
UBS AG	$11,650,000.00	9.32%	$8,016,000.00	6.68%	$19,666,000.00	8.027%
UFJ BK(SANWA)	$7,500,000.00	6.00%	$7,200,000.00	6.00%	$14,700,000.00	6.000%
FLEET NATIONAL BANK	$15,450,000.00	12.36%	$14,832,000.00	12.36%	$30,282,000.00	12.360%
NORDEA BANK FINLAND PLC	$6,250,000.00	5.00%	$6,000,000.00	5.00%	$12,250,000.00	5.000%
PB CAPITAL CORP.(FKA BHF)	$7,500,000.00	6.00%	$7,200,000.00	6.00%	$14,700,000.00	6.000%
WEBSTER BK	$6,500,000.00	5.20%	$6,240,000.00	5.20%	$12,740,000.00	5.200%

TOTAL	$125,000,000.00	100.00%	$120,000,000.00	100.00%	$245,000,000.00	100.00%